UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 14, 2026

QUANTUM X LABS INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 001-42681

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

2 Jabotinsky St, Atrium Tower, 18th floor Ramat Gan, Israel 5252903	6971068
(Address of Registrant’s Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: +972 9-774-1505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	QXL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on March 4, 2026, Quantum X Labs Inc. (formerly known as Viewbix Inc.) (the “Company”) completed the acquisition of Quantum X Labs Ltd. (“Quantum Israel” and the “Acquisition”). The Company is voluntarily filing this Current Report on Form 8-K to provide the disclosures described in Item 9.01 of Form 8-K.

The unaudited pro forma combined financial information included as Exhibit 99.2 to this Current Report on Form 8-K does not necessarily reflect what the Company’s results of operations, balance sheets or cash flows would have been during the periods presented had the Acquisition been completed in prior periods and does not necessarily indicate what the Company’s results of operations, balance sheets, cash flows or costs and expenses will be in the future.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the audited financial statements of Quantum Israel as of December 31, 2025 and December 31, 2024 are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b), the unaudited pro forma condensed combined financial information of the Company updated to reflect the acquisition of Quantum Israel as if it had occurred on each of December 31, 2025 is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(c)	Not Applicable

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Kesselman & Kesselman, Certified Public Accountant (Isr.), a member firm of PricewaterhouseCoopers International Limited, an independent registered public accounting firm, independent auditor of Quantum X Labs Ltd.
99.1	Audited Financial Statements of Quantum X Labs Ltd. for the year ended December 31, 2025
99.2	Unaudited Pro Forma Combined Financial Information for the year ended December 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum X Labs Inc.

By:	/s/ Amihay Hadad
Name:	Amihay Hadad
Title:	Chief Executive Officer

Date: May 14, 2026